LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH Fiscal Year 2016 Financial Results Exhibit 99.2

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Management Presenters

Joe Chlapaty
Chairman and Chief Executive Officer
Scott Cottrill
Executive Vice President, Chief Financial Officer, Secretary and Treasurer
Mike Higgins
Director, Investor Relations & Business Strategy

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Safe Harbor and Non-GAAP Financial Metrics
Certain statements in this presentation may be deemed to be forward-looking statements within the meaning of Section
27A of the Securities Act of 1933, as amended, and
Section
21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements regarding the anticipated timing for the issuance of additional historic and future financial information and related filings. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,”
“should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets;
the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights;
changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness; our ability to meet future capital requirements and fund our liquidity needs; the risk that additional information may arise during the course of the Company’s
ongoing accounting review that would require the Company to make additional adjustments or revisions or to restate further the financial statements and other financial data for certain prior periods and any future periods; a conclusion that the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of
the Exchange Act) were ineffective; the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering further weaknesses of which we are not currently aware or which have not been detected; additional uncertainties related to accounting issues generally and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible
for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
This presentation includes certain non-GAAP financial measures to describe the Company’s performance.  The reconciliation of those measures to GAAP measures are provided within the appendix of the presentation.  Those disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
FY2016 Financial Highlights

Commentary
•
Top-line growth driven by
healthy conversion and
favorable weather conditions
in the majority of our end
markets.
•
Increase in Adjusted EBITDA
driven by favorable impact of
lower raw material costs.
•
Compared to our guidance
provided on March 30, net
sales was slightly above our
guidance range of $1.280 to
$1.287 billion and Adjusted
EBITDA was within the range
of $180 to $190 million.
Fiscal Year 2016 Performance
FY2015
FY2016
Change
Net Sales
(in billions)
$1.180
$1.289
9.3%
Net
Income
(in millions)
$13
26
104.4%
Adj.
EBITDA
(in millions)
$144
$186
29.3%
Adj. EBITDA
Margin
12.2%
14.4%
220 bps

Non-Residential
Residential
Infrastructure
Agriculture
Domestic
End
Market
Performance
–
Fiscal
Year
2016
Commentary
Market Growth
ADS Growth
(1)
FY2016 Market Conversion
•
Although our core construction markets
have not been as robust as anticipated
this year, our focus on conversion and
Allied products is driving above-market
growth.
•
During fiscal year 2016, we outpaced
market growth in our core construction
markets by approximately 600 basis
points (~11% growth vs. estimated market
growth of ~5%.)
•
We continue to experience strong growth
in our HP Pipe product line and Allied
Products.
5
3%
11%
0%
5%
10%
15%
5%
10%
0%
5%
10%
15%
8%
8%
0%
5%
10%
15%
(3%)
(3%)
-5%
5%
___________________________
1.
Based on management estimates and other quantitative and qualitative factors.

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Underlying fundamentals of our business and end markets remain strong.
Our continued execution of our conversion strategies from traditional materials is yielding above-market growth.
Favorable sales trends expected to continue, building off the momentum experienced throughout fiscal year 2016.
Adjusted EBITDA should continue to trend favorably into FY2017 on a year-over-year basis, driven by healthy volumes, higher Allied Products sales and favorable raw material costs.
Opportunity to continue driving above-market growth with significant operating leverage over time.

FY2016 Summary

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
FY2016 Detailed Financial Results
•
Net sales increased 9.3% to $1.289 billion.
•
Pipe revenue increased 6.2% and Allied
Products revenue increased 19.1%.
•
Gross profit margin increased 430 basis
points.
•
Adjusted EBITDA increased 29.3% to $185.9
million, representing margin expansion of
220 basis points.
•
Restatement costs were $28.0 million.
7
Summary Financial Highlights
Detailed Financial Results
($ in millions)
2016
2015
% Chg.
Net Sales
$1,289
$1,180
9.3%
Total Cost of Goods
$1,009
$974
3.6%
Gross Profit
$281
$206
36.2%
% of Net sales
21.8%
17.5%
Selling Expenses
$87
$79
10.5%
General & Administrative
102
59
72.8%
Intangible Amortization
9
10
(5.4%)
Earnings From Operations
$82
$58
40.7%
% of Net Sales
6.4%
4.9%
Interest Expense
18
19
(4.7%)
Other Misc. (Income) Expense
17
14
19.4%
Pretax Income
$46
$25
89.1%
Income Taxes
$19
$9
102.1%
Equity in net (income) loss of unconsolidated
affiliates
$1
$2
(47.2%)
Net Income
$26
$13
104.4%
Less net income (loss) - non cont. interests
$5
$4
22.1%
Net Income Attributed to ADS
$21
$9
143.9%
% of Net Sales
1.6%
0.7%
Adjusted EBITDA
$186
$144
29.3%
% of Net Sales
14.4%
12.2%
12 Months Ended March 31

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Sales Performance by Entity –
FY2016
FY2015
FY2016
Domestic
Canada
Mexico
Other
Intl
$1,180
$1,289
$86
$35
$9
$2
•
Ideal ( + )
•
FX ( -
)
•
Economy ( -
)
•
Pipe Volume ( + )
•
Pricing ( -
)
•
Allied Products ( + )
Values in USD millions

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Three months ended June 30, 2015
Three months ended Sept 30, 2015
Three months ended Dec 31, 2015
Three months ended Mar 31, 2016
•
Domestic results got off to a slower start
to the year, driven by weaker than
expected construction markets.
•
However, growth in our domestic
construction end markets have steadily
accelerated as the fiscal year
progressed.
•
International results, particularly in the
first half, impacted by solid results in
Canada due to the Ideal Pipe acquisition,
solid agriculture demand and conversion
efforts in the construction markets.
•
Q4 decline in international driven by
softness in Mexico.
9
Commentary
1
On a year-over-year basis
FY2016 Quarterly Performance
7%
1%
8%
12%
0%
5%
10%
15%
7%
16%
25%
37%
0%
10%
20%
30%
40%
3%
2%
12%
24%
0%
5%
10%
15%
20%
25%
38%
19%
13%
-18%
-20%
-10%
0%
10%
20%
30%
40%
Quarterly Net Sales Growth
1
Domestic
International
Pipe
Allied Products

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
-2%
5%
11%
22%
-5%
0%
5%
10%
15%
20%
25%
-4%
-17%
8%
17%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
6%
7%
14%
19%
0%
5%
10%
15%
20%
25%
2%
9%
8%
36%
0%
5%
10%
15%
20%
25%
30%
35%
40%
Three months ended June 30, 2015
Three months ended Sept 30, 2015
Three months ended Dec 31, 2015
Three months ended Mar 31, 2016
•
Non-residential net sales growth driven
by conversion efforts and strong
performance in Allied products, which
are primarily sold into this end market.
•
In the residential market, double-digit
increases were seen in new development
activity.  Retail sales improved
significantly towards the end of the year
as retailers started building inventory
earlier than last year.
•
Infrastructure sales driven by growth in
states where we are building our market
position due to increased market
acceptance and approvals such as in
Florida, Texas and Missouri.
•
Favorable turnaround in agriculture
market driven by mild weather
conditions, which has allowed for a
longer season.
10
Commentary
Quarterly Domestic Net Sales Growth
1
Non-Residential
Residential
Infrastructure
Agriculture
1
On a year-over-year basis
FY2016 Quarterly End Market Performance

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
$312
$309
$0
$75
$150
$225
$300
$375
$42
$90
$0
$25
$50
$75
$100
$125
Twelve months ended March 31, 2015
Twelve months ended March 31, 2016
11
Commentary
1
Operating Cash Flow less CapEx
(see appendix for GAAP/non-GAAP reconciliation)
Free Cash Flow Performance
•
FY16 free cash flow of $90 million,
compared to $43 million in FY15.
•
Opportunities exist to continue lowering
working capital investment to drive
additional free cash flow.
•
We repaid $49.7 million in debt during
fiscal year 2016, which coupled with strong
Adjusted EBITDA growth, brought our
leverage ratio down to 2.4 times.
•
CapEx
spending concentrated on strategic
growth areas with high ROI to support
market share growth and profitability.
•
$15 million was returned to shareholders
in the form of a quarterly cash dividend.
$32
$45
$0
$25
$50
$75
% of Sales      2.7%
3.5%
% of Sales        26%                 24%
²Inventory, Accounts Receivable, Accounts Payable
All figures in USD, mm
Free Cash Flow¹
CapEx
Working Capital²
Highlights

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Capital Structure and Deployment Priorities
Priority
Commentary
Capital Expenditures
•
Top priorities for FY2017 include: evaluation of a new manufacturing facility
in
the
Central
Midwest
to
serve
a
growing
market,
expanding
HP production capacity as well as non-virgin material initiatives
Shareholder Returns
•
On June 7, the company announced an increase in the quarterly cash dividend to shareholders from $0.05 to $0.06 per share.
M&A
•
Evaluating strategic
“bolt on” acquisitions
•
Focus M&A activity on complementary products and geographic
footprint
Debt Repayment
•
Maintain leverage ratio of 2x to 3x
•
Current leverage ratio of 2.4x (includes ~$76 million of capital lease obligations)

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
FY2017 Financial Outlook
Fiscal Year 2017 Expectations
13
FY2016
FY2017E
Change
Net Sales
(in billions)
$1.289
$1.330 –
$1.380
3.1% -
7.0%
Adj.
EBITDA
(in millions)
$186
$205 -
$230
10.2% -
23.7%
Adj. EBITDA
Margin
14.4%
15.3% –
16.7%
90–
230 bps

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Key Net Sales Drivers –
FY17 Outlook
14
1% to
6%
5% to
12%
Fiscal Year 2017 Expectations
4% to
7%
Business Driver
Outlook
Comments
Domestic Construction End
Markets
Anticipate 2H16
momentum
to continue
into FY2017.
Agriculture End Market
Softness
to continue into FY2017.
International End Market
Facing
difficult market conditions in Mexico
.

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Sales Performance by Entity –
FY2017 Expectations
FY2016
FY2017
Domestic
Canada
Mexico
Other
Intl
$1,289
$1,330 -
$1,380
$50-$85
$0-$5
$(5)-$(10)
$0-$5
Values in USD millions

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Adj. EBITDA FY2017 Expectations vs. FY2016

Amounts in millions
FY2016
Volume/
Price/
Material Costs
FY2017
Expectations
$186
SG&A*
Allied
Products
Hedges/Other
$35-$45
$5-$10
$(15)-$(21)
$0-$4
$205-$230
*Excludes ~$9 million in restatement related costs we anticipate to incur in early
FY17 related to filing our FY16 Form 10-Q’s and Annual Report on Form 10-K.

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Filings Update
•
FY16 Form 10-Q (Q1, Q2, Q3) filed May 31, 2016.
•
FY16
Annual
Report
on
Form
10-K
–
expected
by
the
end
of
July
•
Q1
FY17
Form
10-Q
–
expected
by
the
end
of
August

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH Q&A Session 18

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH
Closing Remarks
Positive momentum is expected to continue into fiscal year 2017.
Strong order activity should continue to support improving sales trends in coming months, weather permitting.
Top-line growth complemented by lower raw material and energy costs, which remain favorable compared to the prior year.
Poised to take advantage of continued growth in core construction markets as we drive conversion opportunities from traditional materials.

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH Appendix 20

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH

EBITDA Reconciliation
___________________________
1)
EBITDA as net income before interest, taxes, depreciation and amortization.
2)
Adjusted EBITDA as EBITDA before stock based compensation expense, non-cash charges and certain other expenses
(Amounts in thousands)
2015
2016
FY
FY
Net income
$12,751
$26,144
Depreciation and amortization
65,472
72,264
Interest expense, net
19,368
18,460
Income tax expense
9,443
19,087
EBITDA
¹
$107,034
$135,957
Derivative fair value adjustments
7,746
3,377
Foreign currency transaction losses
5,404
562
Unconsolidated affiliates interest, taxes,
3,585
3,215
depreciation and amortization
Loss (Gain) on Disposal of Assets
362
811
Contingent consideration remeasurement
174
309
Stock-based compensation
5,880
2,943
ESOP deferred stock-based compensation
12,144
10,250
Loss from purchase of controlling
interest of an unconsolidated affiliate
(ADS Baysaver)
0
490
Transaction costs
1,448
0
Restatement costs
0
27,970
Adjusted EBITDA
²
$143,777
$185,883
Fiscal Year Ended March 31,

LEADERSHIP • GROWTH • MOMENTUM       THROUGH STRENGTH

Free Cash Flow Reconciliation
Fiscal Year Ended March 31,
(Amounts in thousands)

2016

2015
Cash flow from operating activities
$
             134,757
$
             74,379
Capital expenditures

             (40,964)

           (31,479)
Additions to capitalized software
               (3,924)
                (601)
Free cash flow
$
           89,869
$
         42,299